UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported): February 8, 2012

NeoMedia Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Center Drive, Suite 210, Dunwoody, GA	30338
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS

Effective February 13, 2012, Colonel Barry S. Baer was appointed by the Board of Directors of NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), to serve as the Company’s Chief Financial Officer and Corporate Secretary. Colonel Baer will be based in the Company’s Boulder, Colorado headquarters.

Colonel Baer has had an extensive career in financial management and has served as the CFO for a number of public and privately held companies including Obsidian Enterprises, Inc. (from 2001-2002) and Ecotality, Inc. (ECTY) (from 2006 – 2010). He is currently serving as Corporate Secretary/Assistant Treasurer of Ecotality, Inc from 2010 until present. In addition, Colonel Baer has served as CFO at a number of manufacturing corporations including: Max Katz Bag Company (2006 until present) and Apex Industries (2003 until present). Previously, he worked with the City of Indianapolis as its Director of Public Works. Previously, Colonel Baer served as CFO for Favored, Inc. (FVRD.PK) and as a member of the State of Indiana Unemployment Insurance Board. As a retired U.S. Army Colonel and a Certified Public Accountant, Colonel Baer's military service included Commander of an armored cavalry troop in Vietnam; Director of the Accounting Systems for the U.S. Army; Commander of the 18th Finance Group during Operation Desert Shield/Desert Storm in the first Gulf War and Deputy Chief of Staff for Resource Management for the Army Material Command. Colonel Baer earned his bachelor’s degree in accounting and master’s degree from the University of Colorado.

Colonel Baer, age 68, has no family relationship with any other officer or director of the Company. With respect to the Company, Colonel Baer has not had a direct or indirect material interest in any transaction described in Item 404(a) of Regulation S-K. In connection with the appointment of Colonel Baer as Chief Financial Officer, the Company entered into a six month engagement agreement, extendable at the consent of both parties, with Colonel Baer.

Mr. James A. Doran, named in January 2012 as Chief Financial Officer and Corporate Secretary of the Company, has left the company, effective as of February 8, 2012.

ITEM 8.01 OTHER EVENTS

On February 14, 2012, the Company issued a press release (the “Press Release”) regarding the appointment of Colonel Baer. A copy of the Press Release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 99.1	Press Release dated February 14, 2012	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2012	NEOMEDIA TECHNOLGIES, INC.

By: /s/ Barry S. Baer
Name: Barry S. Baer
Its: Chief Financial Officer